UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item I	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/19 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
December 31, 2019:
$2,473,408
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the 12 months ended December 31, 2019.
The Fund posted double-digit positive absolute returns but underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Price Index1, for the annual period.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. We have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2019, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of positive but slowing economic growth and modest inflation both in the U.S. and globally. For the first three quarters of 2019, U.S. Gross Domestic Product (GDP) growth registered an average of 2.4%, compared to a 2.9% average growth rate for the first three quarters of 2018. U.S. economic growth is predicted to be notably slower for the fourth quarter of 2019, with the advance estimate coming in at a 2.2% GDP growth rate. European economic growth was even weaker, with the aggregate GDP of the Eurozone measuring 1.2% for the first three quarters of 2019, compared to a growth rate of 2.1% for the same period in 2018. Within Asia, Chinese economic growth, for the first three quarters, slowed to 6.3% in 2019 from 6.8% in 2018. As in the U.S., European and Chinese economic growth is predicted to be slower for the fourth quarter of 2019. The advance estimate for the Eurozone’s fourth quarter GDP growth rate is 1.1%, and the actual fourth quarter GDP growth rate for China came in at 6.1%.
The global economic slowdown was led by weakness in the manufacturing sector. Starting in August 2019, for example, the U.S. ISM Manufacturing Index, an important measure, fell below 50, the level widely considered to be a sign of contraction in the manufacturing sector.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Through the end of 2019, the U.S. ISM Manufacturing Index registered below 50 in each month, with December 2019 showing the weakest reading, i.e. 47.2. Germany, normally the strongest economy in Europe, similarly experienced below 50 readings in its Markit/BME Germany Manufacturing Purchasing Managers' Index for the entire calendar year, ending 2019 with a December reading of 43.7. Overall, Eurozone manufacturing, as measured by the IHS Markit Eurozone Manufacturing PMI, was also weak, averaging 47.4 for the year. A good deal of the weakness in manufacturing, globally, can be attributed to the trade war between the U.S. and China, where tariffs were implemented on both sides, thereby affecting virtually all of the world’s economies negatively.
Despite slower economic growth rates and contracting manufacturing sectors globally, the U.S. economy did not come close to hitting a recession in 2019. Buttressing the U.S. economy was the monetary policy of the Federal Reserve Board (the Fed), which reduced short-term interest rates three times during the second half of the calendar year — by a total of 75 basis points, thereby providing stimulus to a sluggish economy. (A basis point is 1/100th of a percentage point.) The U.S. labor market remained especially healthy. Nonfarm payroll job growth averaged a respectable 175,000 jobs per month for 2019, and the U.S. unemployment rate ended the year at 3.5%, extremely low by historical standards. This labor market strength, combined with lower interest rates, supported consumer spending and the housing market. New home sales began the calendar year at 644,000 in January 2019 and by the end of November 2019 had registered 719,000. Retail sales averaged a growth rate of 0.5% per month in 2019, which is about the average retail spending level for the past two years.
Against a backdrop of a slower economy, U.S. inflation slipped lower. For 2019, the U.S. Personal Consumption Expenditure Core Price Index, which measures the prices paid by consumers for goods and services excluding food and energy, registered within a range of 1.5% to 1.7% for 2019, as compared to a range of 1.8% to 2.0% for 2018 and significantly below the 2.0% inflation target of the Fed.
In large part because of the weaker economy and the Fed lowering the targeted federal funds rate, U.S. Treasury rates declined during 2019. The two-year U.S. Treasury note began the year with a yield of 2.48% and ended the year at 1.58%, a drop of 90 basis points. The bellwether 10-year U.S. Treasury note started the year with a yield of 2.69% and closed the year with a yield of 1.92%, a 77 basis point decline.
With all that said, by December 2019, the pessimism that had surrounded economic prospects for much of the year dissipated, driven primarily by the U.S. and China reducing their trade hostilities and agreeing in principle to a “Phase One” trade deal. (On January 15, the U.S. President and the Vice Premier of China signed the “Phase One” trade agreement.) Although many issues between the two countries remained unresolved, the “Phase One” deal increased optimism among investors, market participants and monetary policy authorities alike. At its last meeting of the calendar year, the Fed left the target range for its federal funds rate unchanged and, citing the resiliency of the economy, signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view they had done enough to shield the economy from an imminent downturn. U.S. equities gained ground, with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. U.S. Treasury yields appeared to stabilize toward the end of 2019, as many market analysts forecast an improved economy in 2020.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, rose 31.49% during the 12 months ended December 31, 2019, achieving new record highs and posting the strongest calendar year gain for the S&P 500® Index since 2013.
The U.S. equity market rallied at the start of the annual period, almost completely recovering from a sharp sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the Fed cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. Another major driver of market sentiment in 2019 was the trade war between the U.S. and China, which pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments, along with lower U.S. Treasury yields, propelled a “risk on” rally — and increased volatility — during the latter months of the annual period. Investors appeared to shrug off concerns about weaker company profits, slowing global economic growth and domestic and international political turmoil.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2019. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.2)
In the S&P 500® Index, all 11 sectors posted double-digit positive absolute returns during the annual period. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the annual period were energy, health care and materials.
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index2 and MSCI Emerging Markets Index2, respectively, posted annual returns of 22.01% and 18.42%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s and other major central banks’ increasingly dovish stance and seemingly significant progress in Brexit negotiations and in the trade talks between China and the U.S.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S. global, international, country, emerging market, commodities, preferred, REITs, covered calls, sector specific, tax advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 25.21% during the 12 months ended December 31, 2019. This compares to the 29.29% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Price Index (the “First Trust Index”), during the same period.
On average, during the annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 7.8%. This compares to the First Trust Index’s average discount to NAV of 3.7% during the same period. At December 31, 2019, the Fund’s weighted average discount to NAV was 8.0% compared to the First Trust Index’s average discount to NAV of 3.0%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the annual period?
Closed-end funds, as measured by the First Trust Index, posted robust double-digit positive returns during the annual period. Mixed allocation closed-end funds and fixed income closed-end funds gained the most. Equity closed-end funds performed in line with the First Trust Index. Commodity closed-end funds lagged the First Trust Index but still posted double-digit gains. Discounts to NAVs narrowed. At the end of the annual period, the target range for the federal funds rate was 1.50% to 1.75%, down from a range of 2.25% to 2.50% at the start of 2019. The U.S. Federal Reserve (the Fed) cut interest rates three times during 2019 — in July, September and October, reversing most of the four interest rate increases it had made in 2018. During its last meeting in December 2019, the Fed signaled it may be on hold in 2020, as it pauses to weigh economic data before adjusting rates again. Trade war uncertainty, especially between the U.S. and China, and slowing global economic growth continued to pose risk to the U.S. economy during the annual period. The Fed kept its economic growth outlook for the U.S. unchanged at 2.2% for calendar year 2019 and 2.0% for calendar year 2020, with inflation estimates below 2.0% in both 2019 and 2020.
The First Trust Index’s average discount to NAV narrowed more than two-fold to approximately 3.0% on December 31, 2019 from about 7.2% on December 31, 2018. Discounts to NAV of equity closed-end funds in the First Trust Index narrowed to approximately 5% on average from about 9% on average during the annual period, below their 52-week average of approximately 6% as of year-end 2019. This was reflected across nearly all equity closed-end fund categories, led by natural resources closed-end funds, real estate closed-end funds, global closed-end funds, health care closed-end funds, energy closed-end funds and energy master limited partnership (MLP) closed-end funds, all of which saw narrowing discounts. At the end of the annual period, utilities closed-end funds traded at a premium of 8% versus a premium of 2% at the start of 2019. Technology closed-end funds remained at a slight premium on average throughout the annual period. In contrast to other categories, utilities closed-end funds saw widening premiums that were above their 52-week average of about 7% at the end of the annual period. The closed-end fund discounts, we believe, largely reflected the interest rate environment as well as the performance of their underlying holdings.
The S&P 500® Index gained 31.49% during the annual period, with all 11 sectors posting double-digit gains. The best performing sectors included information technology, communication services and financials. The weakest performing sectors were energy, health care and materials. NYMEX West Texas Intermediate crude oil and natural gas prices were up approximately 34% and down approximately 34%, respectively. The NASDAQ Composite Index increased 36.74%, and the Dow Jones Industrial Index gained 25.34% during the annual period. As measured by the FTSE Russell indices, growth-oriented stocks significantly outpaced value-oriented stocks. All capitalization segments posted double-digit positive returns, but large-cap stocks performed best, followed closely by mid-cap stocks and then small-cap stocks. Internationally, as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively, both developed markets equities and emerging markets equities gained, but developed markets equities led.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, all closed-end fund categories gained during the annual period. The best performing equity closed-end funds in the First Trust Index included real estate, financial, technology, large cap and mid cap closed-end funds. Those categories with the most modest gains included industrials and energy (including MLP) closed-end funds and country-specific closed-end funds, such as those of India and Japan.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund posted double-digit absolute gains, it underperformed the First Trust Index on a relative basis. Both selection of equity closed-end funds and allocation decisions overall detracted from the Fund’s relative performance. Also, having a cash position, albeit modest, during an annual period when the First Trust Index rallied, hurt. Further, the Fund does not allocate to non-equity closed-end funds, and, as mentioned earlier, mixed allocation closed-end funds and fixed income closed-end funds, to which the First Trust Index has exposure, outperformed equity closed-end funds during the annual period. Thus, having no exposure to these non-equity closed-end funds dampened the Fund’s relative results.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, global (world stock and world allocation), large cap (large cap blend and large cap growth) and health care closed-end funds during the annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall benefited the Fund’s performance relative to the First Trust Index. For example, the Fund owned Liberty All-Star Equity Fund (USA) and General American Investors (GAM). These closed-end funds were not components of the Value Line quantitative model, and each outperformed the First Trust Index during the annual period, thus adding value to the Fund’s relative results. Additionally, the Fund avoided some losses by not owning some of the closed-end funds in the Value Line quantitative model that underperformed the First Trust Index, including Fiduciary/Claymore Energy Infrastructure Fund (FMO), Eaton Vance Enhanced Equity Income Fund II (EOS) and China Fund (CHN).
Also, the Fund’s allocation to an equity exchange-traded fund, iShares Nasdaq Biotechnology ETF (IBB) modestly benefited relative results, as it slightly outperformed the First Trust Index during the annual period. On the other hand, as mentioned, the Fund’s allocation to cash during a time when the First Trust Index rallied detracted from relative results.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
Among equity closed-end funds, the Fund benefited most during the annual period from selections amongst world allocation closed-end funds, large cap growth closed-end funds and global real estate closed-end funds. Across all three categories, both allocation positioning and selections proved beneficial.
Conversely, the Fund was hurt most by allocation positioning to large cap value closed-end funds, utilities closed-end funds and real estate closed-end funds. Selections among large cap value closed-end funds detracted as well.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in the health care, information technology and consumer staples sectors contributed most positively to the Fund’s relative performance. Selections were beneficial across all three sectors, more than offsetting negative allocation effects in health care and information technology. Allocation positioning boosted results in the consumer staples sector.
Detracting most from the Fund’s relative performance was positioning, via underlying funds, in the financials, industrials and utilities sectors. Selection decisions within financials and industrials diminished returns as did allocation positioning in industrials and utilities.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the annual period were positions in Kayne Anderson Midstream Energy Fund (KMF), Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (ETO) and Adams Natural Resources Fund (PEO).
Which underlying funds detracted significantly from the Fund’s performance during the annual period?
The closed-end funds that detracted most from the Fund’s performance during the annual period were positions in Clearbridge MLP & Midstream Total Return Fund (CTR), Clearbridge Energy Midstream Opportunity Fund (EMO) and Neuberger Berman MLP & Energy Income Fund (NML).
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
Triggered by the Value Line quantitative model, the Fund bought Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, CBRE Clarion Global Real Estate Income Fund and Eaton Vance Tax-Advantaged Global Dividend Income Fund. Each of these closed-end funds were among the Fund’s top five positive contributors during the annual period.
Conversely, in early July 2019, the Fund sold its position in Nuveen Energy MLP Total Return Fund, which had appreciated approximately 20% since the beginning of 2019. Following the sale through the end of December 2019, Nuveen Energy MLP Total Return Fund declined approximately 11%, proving our sale was both timely and profitable, as triggered by the Value Line quantitative model.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, from a sector perspective, the Fund increased its exposure relative to the First Trust Index in energy, health care and financials and decreased its exposure relative to the First Trust Index in real estate, industrials and utilities. From a regional perspective, the Fund decreased its exposure to emerging markets, though it remained overweighted emerging markets relative to the First Trust Index. As always, the Fund’s regional and sector allocation decisions are driven mainly by changes in the Value Line quantitative model.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund owned 34 equity closed-end funds, individually weighted within a range of 2.1% to 3.2% of total net assets. This compares to the First Trust Index, which owned 161 closed-end funds, including equity, fixed income, commodity and mixed allocation closed-end funds, with weightings ranging from 0.1% to 3.7% of total net assets. The Fund also owned one equity ETF, weighted at 2.4% of total net assets, at the end of the annual period.
From a sector perspective, at the end of December 2019, the Fund was overweight relative to the First Trust Index, via positions in underlying closed-end funds, in energy, health care and financials. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in utilities, real estate, information technology and communication services and was rather neutrally weighted to the First Trust Index in materials, consumer staples, consumer discretionary and industrials at the end of the annual period.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, we intended to continue monitoring changes in the implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely affect the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of the Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2019 (Unaudited)
Fund	Percentage of Net Assets
John Hancock Financial Opportunities Fund	3.23%
BlackRock Enhanced International Dividend Trust	3.10%
Tekla Life Sciences Investors	3.03%
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.02%
Adams Natural Resources Fund, Inc.	2.99%
Royce Value Trust, Inc.	2.99%
Source Capital, Inc.	2.97%
Tri-Continental Corp.	2.96%
Voya Global Equity Dividend and Premium Opportunity Fund	2.95%
Nuveen S&P 500 Buy-Write Income Fund	2.95%
Portfolio Composition at 12/31/2019 (Unaudited):
(Percentage of Net Assets)

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2019) (Unaudited)
	1 Yr	3 Yr	5 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	25.21%	9.74%	6.18%	6.18%
S&P 500® Index	31.49%	15.27%	11.70%	11.70%
First Trust Equity Closed-End Total Return Price Index	29.29%	10.81%	6.19%	6.19%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made since inception of the Fund and in the S&P 500® Index and First Trust Equity Closed-End Fund Total Return Price Index (the “Indexes”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2019 and held for six months ended December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,063.20	$6.50	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
December 31, 2019
Shares		Value
Closed-End Funds — 93.7%
Aggressive Allocation — 3.0%
2,600	Tri-Continental Corp.	$73,320
China Region — 5.5%
3,200	Morgan Stanley China A Share Fund, Inc.	69,504
3,400	Templeton Dragon Fund, Inc.	66,130
		135,634
Diversified Emerging Markets — 2.3%
7,400	Aberdeen Emerging Markets Equity Income Fund, Inc.	56,388
Energy Limited Partnership — 17.9%
7,500	ClearBridge Energy Midstream Opportunity Fund, Inc.	63,075
6,000	ClearBridge MLP & Midstream Fund, Inc.	67,560
8,400	ClearBridge MLP & Midstream Total Return Fund, Inc.	72,156
5,200	First Trust MLP and Energy Income Fund	62,088
10,000	Goldman Sachs MLP Income Opportunities Fund	60,700
4,500	Kayne Anderson MLP/Midstream Investment Co.	62,685
8,000	Neuberger Berman MLP & Energy Income Fund, Inc.	54,080
		442,344
Equity Energy — 5.2%
4,500	Adams Natural Resources Fund, Inc.	74,070
4,500	BlackRock Energy and Resources Trust	53,460
		127,530
Financial — 3.2%
2,200	John Hancock Financial Opportunities Fund	79,860
Foreign Large Blend — 3.1%
13,000	BlackRock Enhanced International Dividend Trust	76,570
Global Real Estate — 2.9%
11,000	Aberdeen Global Premier Properties Fund	71,280
Health — 5.8%
3,300	Tekla Healthcare Investors	68,904
4,300	Tekla Life Sciences Investors	74,949
		143,853
India Equity — 2.6%
3,200	Morgan Stanley India Investment Fund, Inc.	63,648
Shares		Value
Large Blend — 8.1%
3,700	Nuveen Dow 30sm Dynamic Overwrite Fund	$65,342
5,300	Nuveen S&P 500 Buy-Write Income Fund	72,875
3,800	Nuveen S&P 500 Dynamic Overwrite Fund	62,586
		200,803
Large Value — 2.9%
3,300	Gabelli Dividend & Income Trust (The)	72,435
Mid-Cap Growth — 3.0%
1,900	Source Capital, Inc.	73,511
Natural Resources — 2.6%
8,000	BlackRock Resources & Commodities Strategy Trust	64,560
Small Blend — 5.7%
8,000	Royce Micro-Cap Trust, Inc.	68,320
5,000	Royce Value Trust, Inc.	73,850
		142,170
Technology — 2.6%
2,700	Nuveen NASDAQ 100 Dynamic Overwrite Fund	64,935
World Allocation — 2.6%
3,500	Eaton Vance Tax-Advantaged Global Dividend Income Fund	63,070
World Stock — 14.7%
8,000	Aberdeen Total Dynamic Dividend Fund	71,600
6,600	BlackRock Enhanced Global Dividend Trust	72,534
7,000	Eaton Vance Tax Managed Global Buy Write Opportunities Fund	72,590
8,500	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	74,630
11,800	Voya Global Equity Dividend and Premium Opportunity Fund	73,042
		364,396
Total Closed-End Funds (Cost $2,253,458)		2,316,307
Exchange-Traded Fund — 2.4%
Health — 2.4%
500	iShares Nasdaq Biotechnology ETF	60,255
Total Exchange-Traded Fund (Cost $52,139)		60,255

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
December 31, 2019
Shares		Value
Short-Term Investment — 4.8%
Money Market Fund — 4.8%
119,889	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(1)	$119,901
Total Short-Term Investments (Cost $119,901)		119,901
Total Investments — 100.9% (Cost $2,425,498)		$2,496,463
Excess Of Liabilities Over Cash And Other Assets — (0.9)%		(23,055)
Net Assets — 100.0%		$2,473,408
(1)
Rate reflects 7 day yield as of December 31, 2019.

ETF
Exchange-Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds*	$2,316,307	$—	$—	$2,316,307
Exchange-Traded Fund*	60,255	—	—	60,255
Short-Term Investment	119,901	—	—	119,901
Total Investments in Securities	$2,496,463	$—	$—	$2,496,463
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At December 31, 2019

ASSETS:
Investment securities, at value (Cost – $2,425,498)	$2,496,463
Receivable from Adviser	7,490
Cash	5,662
Dividends receivable	2,542
Prepaid expenses	31
Total Assets	2,512,188
LIABILITIES:
Payable for capital shares redeemed	3,056
Accrued expenses:
Custody and accounting fees payable	14,379
Printing fee payable	5,641
Directors’ fees and expenses	20
Other	15,684
Total Liabilities	38,780
Net Assets	$2,473,408
NET ASSETS CONSIST OF:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 242,179 shares)	$2,422
Additional paid-in capital	2,340,087
Total Distributable Earnings (Loss)	130,899
Net Assets	$2,473,408
Net Asset Value Per Outstanding Share ($2,473,408 ÷ 242,179 shares outstanding)	$10.21
For the Year Ended
December 31, 2019

INVESTMENT INCOME:
Dividends	$130,822
Total Income	130,822
Expenses:
Advisory fees	12,146
Service and distribution plan fees	9,717
Sub-transfer agent fees	1,548
Fund administration fees	41,575
Custody and accounting fees	39,474
Printing and postage fees	12,252
Auditing and legal fees	4,873
Transfer agent fees	4,700
Directors’ fees and expenses	376
Compliance and tax service fees	200
Other	16,691
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	143,552
Less: Advisory Fees Waived and Expenses Reimbursed	(101,922)
Less: Service and Distribution Plan Fees Waived	(9,717)
Less: Sub-Transfer Agent Fees Waived	(1,548)
Net Expenses	30,365
Net Investment Income	100,457
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	(37,558)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	472,065
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	434,507
Net Increase in Net Assets from Operations	$534,964

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$100,457	$93,115
Net realized gain/(loss) on investments	(37,558)	153,138
Change in net unrealized appreciation/(depreciation) on investments	472,065	(581,208)
Net increase/(decrease) in net assets from operations	534,964	(334,955)
Distributions to Shareholders from:
Distributable Earnings	(248,533)	(339,720)
Share Transactions:
Proceeds from sale of shares	185,027	336,080
Proceeds from reinvestment of dividends to shareholders	248,533	339,720
Cost of shares redeemed	(449,275)	(596,607)
Net increase/(decrease) in net assets from capital share transactions	(15,715)	79,193
Total increase/(decrease) in net assets	270,716	(595,482)
Net Assets:
Beginning of year	2,202,692	2,798,174
End of year	$2,473,408	$2,202,692

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.06	$11.89	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.44	0.41	0.64	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	1.79	(1.75)	1.50	0.90	(0.80)
Total from investment operations	2.23	(1.34)	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	(0.43)	(0.67)	(0.04)	(0.07)	—
Distributions from net realized gains	(0.65)	(0.82)	(0.30)	(0.05)	—
Total distributions	(1.08)	(1.49)	(0.34)	(0.12)	—
Net asset value, end of year	$10.21	$9.06	$11.89	$10.09	$9.30
Total return*	25.21%	(13.03)%	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,473	$2,203	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(2)(3)	5.91%	4.31%	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(3)(4)	1.25%	1.25%	1.39%(5)	1.75%	1.75%
Ratio of net investment income to average net assets	4.14%	3.55%(6)	5.98%	0.68%	2.06%
Portfolio turnover rate	86%	104%	121%	74%	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Net investment income (loss) is affected by the timing, and character, of distributions from underlying funds in which the Fund invests.

(2)
Ratio reflects expenses grossed up for the waiver and/or reimbursement by the Adviser, Distributor and sub-transfer agent of certain expenses incurred by the Fund.

(3)
Does not include expenses of underlying funds in which the Fund invests.

(4)
Ratio reflects expenses net of the waiver and/or reimbursement by the Adviser, Distributor and sub-transfer agent of certain expenses incurred by the Fund.

(5)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

(6)
The amount previously reported in the Fund’s 2018 Annual Report has been revised. The change was not considered material to the prior period. In the Fund’s 2018 Annual Report, the Fund reported the ratio as 7.45%.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

December 31, 2019

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2019

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2019, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	18,210	29,079
Shares issued to shareholders in reinvestment of dividends and distributions	25,675	32,079
Shares redeemed	(44,706)	(53,488)
Net increase (decrease)	(821)	7,670

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2019

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$2,009,845	$2,103,647
4.
Income Taxes

At December 31, 2019, information on the tax components of capital is as follows:
Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
$2,427,972	$166,646	$(98,155)	$68,491	$103,177	$—
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of December 31, 2019, the Fund had realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains, as follows:
Unlimited Short-Term Losses	Unlimited Long-Term Losses
$34,596	$6,173
To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Fund as follows:
Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
$2,722	$(2,722)	$—
These reclassifications were primarily due to distributions from underlying funds. Amounts are embedded within distributable earnings on the Statement of Assets and Liabilities, and net assets were not affected by these reclassifications.
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The tax composition of distributions to shareholders for the years ended December 31, 2019 and December 31, 2018 were as follows:
	2019	2018
Ordinary income	$118,542	$294,811
Long-term capital gain	129,991	44,909
	$248,533	$339,720

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2019

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $12,146 was paid or payable to the Adviser for the year ended December 31, 2019. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the year and paid monthly. Effective July 1, 2017, the rate was permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser furnishes at its expense all necessary services, facilities, equipment and personnel for performing its services. The Fund pays legal, audit, bookkeeping, administration and accounting expenses and other expenses not required to be paid by the Adviser. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their compensation.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2019, fees amounting to $9,717, before fee waivers, were accrued under the Plan.
The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets (the “Expense Limitation”). Prior to July 2017, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 1.75% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Board of the Fund. For the year ended December 31, 2019, the Adviser waived fees of  $12,146, reimbursed expenses of  $89,776 and the Distributor waived fees of  $9,717.
As of December 31, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
Year of 2020	$74,984	$10,151
Year of 2021	67,880	10,482
Year of 2022	101,922	9,717
During the year ended December 31, 2019, the Fund did not make any repayments to the Adviser or Distributor for previously waived or reimbursed fees.
The Fund has a Sub-Transfer Agency and Servicing Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2019

cap of 0.05% of the Fund’s average daily net assets. If the sub TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2019, the Distributor waived $1,548 in sub TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line VIP Equity Advantage Fund
 Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line VIP Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line VIP Equity Advantage Fund (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 14, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line VIP Equity Advantage Fund
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the calendar year 2019 qualifies for the corporate dividends received deductions.
During the calendar year 2019, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2019, the Fund distributed $129,991 from long-term gains.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line VIP Equity Advantage Fund
Management Information
MANAGEMENT OF THE FUND
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Trustees and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 49	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 63	Trustee	Since 2014	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 63	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Trustee	Since 2014	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Trustee	Since 2014	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line VIP Equity Advantage Fund
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-2019).
Emily D. Washington Age: 41	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $535

Audit Fees 2018 - $475

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2019 - $73

Tax Preparation Fees 2018 - $97

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2019 - None

Aggregate Non-Audit Fees 2018 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:  March 9, 2020